                                                                  Exhibit 99.2


                   OHIO CASUALTY CORPORATION & SUBSIDIARIES

                      SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIODS ENDING

                                JUNE 30, 2007



            Contents:  Page 1  GAAP Summary Income Statement Data
                       Page 2  Property and Casualty Insurance Data
                       Page 3  Consolidated Balance Sheet Data and
                                Related Information
                       Page 4  Supplemental Information








Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release and supplemental financial information that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Consolidated Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release and supplemental financial information. The risks and uncertainties that may affect the operations, performance, development and results of the Consolidated Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; change in government regulation; performance of financial markets; fluctuations in interest rates; availabiltiy and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve premium targets and profitability goals; failure to consummate the announced merger; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release and supplemental financial information, or to update them to reflect events or circumstances occurring after the date of this release and supplemental financial information, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Ohio Casualty Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a proxy statement of Ohio Casualty and other materials have been filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT OHIO CASUALTY CORPORATION AND THE PROPOSED TRANSACTION. Investors are able to obtain free copies of the proxy statement as well as other filed documents containing information about Ohio Casualty on the SEC's website at http://www.sec.gov. Free copies of Ohio Casualty's SEC filings are also available from Ohio Casualty Corporation, 9450 Seward Road, Fairfield, Ohio 45014, Attention: Investor Relations.

Ohio Casualty and its executive officers, directors, other members of management, employees and Liberty Mutual may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ohio Casualty's shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of Ohio Casualty is set forth in its definitive proxy statement for its 2007 annual meeting filed with the SEC on April 4, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is also set forth in the proxy statement filed with the SEC in connection with the proposed transaction and dated June 29, 2007.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUMMARY INCOME STATEMENT - GAAP BASIS, unless otherwise noted
(in thousands, except per share data)
SECOND QUARTER, 2007
(Data Unaudited)


                                                   THREE MONTHS ENDED JUNE 30,
                                           ----------------------------------------------
CONSOLIDATED                                         2007                   2006
----------------------------------------   -----------------------  ---------------------
Premiums and finance charges earned         $   339,273            $   355,499
Investment income less expenses                  51,878                 51,858
Investment gains realized, net                    6,553                  5,268
                                             -----------            -----------
      Total revenues                            397,704                412,625

Losses                                          157,701                199,279
Loss adjustment expenses                         35,959                 42,733
Underwriting expenses                           116,403                110,696
Corporate and other expenses                      8,896                 11,123
                                             -----------            -----------
      Total expenses                            318,959                363,831

Income before income taxes                       78,745                 48,794

Income tax expense:
   On investment gains realized                   2,294                  1,843
   On all other income                           19,787                 11,329
                                             -----------            -----------
      Total income tax expense                   22,081                 13,172

Net income                                  $    56,664            $    35,622
                                            ============           ============

Average shares outstanding - diluted             61,626                 64,351
Net income, per share - diluted             $      0.92            $      0.55
Net income - return on equity                      14.1%                  10.1%
Operating income*                           $    52,405            $    32,197
Operating income - earnings per share*      $      0.85            $      0.50
Operating income - return on equity*               14.6%                  10.2%

Effective tax rate on investment income            25.3%                  26.1%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP   Statutory       GAAP   Statutory
---------------------------------------           ------  ---------      ------  ---------
Losses                                             46.5%     46.5%        56.1%     56.1%
Loss adjustment expenses                           10.6%     10.6%        12.0%     12.0%
Underwriting expenses                              34.3%     34.1%        31.1%     32.0%
                                                  ------   --------      ------   --------
      Combined ratio                               91.4%     91.2%        99.2%    100.1%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $     5,080            $     4,385
Investment losses realized, net                     (71)                  (706)
Agent relationships asset expenses                1,422                  4,478
Corporate expenses                                7,474                  6,645

                                                    SIX MONTHS ENDED JUNE 30,
                                           -----------------------------------------------
CONSOLIDATED                                         2007                   2006
----------------------------------------   -----------------------------------------------
Premiums and finance charges earned         $   688,916            $   713,160
Investment income less expenses                 103,554                102,794
Investment gains realized, net                   14,557                 19,467
                                             -----------            -----------
      Total revenues                            807,027                835,421

Losses                                          319,647                388,287
Loss adjustment expenses                         74,526                 79,416
Underwriting expenses                           227,903                224,508
Corporate and other expenses                     20,050                 21,253
                                             -----------            -----------
      Total expenses                            642,126                713,464

Income before income taxes                      164,901                121,957

Income tax expense:
   On investment gains realized                   5,095                  6,813
   On all other income                           40,090                 27,625
                                             -----------            -----------
      Total income tax expense                   45,185                 34,438

Net income                                  $   119,716            $    87,519
                                            ============           ============

Average shares outstanding - diluted             61,520                 64,592
Net income, per share - diluted             $      1.95            $      1.35
Net income - return on equity                      15.1%                  12.5%
Operating income*                           $   110,254            $    74,865
Operating income - earnings per share*      $      1.79            $      1.16
Operating income - return on equity*               15.6%                  12.2%

Effective tax rate on investment income            25.4%                  26.1%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP   Statutory       GAAP   Statutory
---------------------------------------          -------  ---------     -------  ---------
Losses                                             46.4%     46.4%        54.4%     54.4%
Loss adjustment expenses                           10.8%     10.8%        11.1%     11.1%
Underwriting expenses                              33.1%     33.8%        31.5%     31.7%
                                                 -------    -------     -------    -------
      Combined ratio                               90.3%     91.0%        97.0%     97.2%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $     9,581            $     8,085
Investment losses realized, net                    (943)                  (826)
Agent relationships asset expenses                4,956                  7,348
Corporate expenses                               15,094                 13,905


CONSOLIDATED                                       YEAR 2006
----------------------------------------   ------------------------
Premiums and finance charges earned         $ 1,423,982
Investment income less expenses                 208,685
Investment gains realized, net                   43,622
                                             -----------
      Total revenues                          1,676,289

Losses                                          736,488
Loss adjustment expenses                        156,963
Underwriting expenses                           441,430
Corporate and other expenses                     40,602
                                             -----------
      Total expenses                          1,375,483

Income before income taxes                      300,806

Income tax expense:
   On investment gains realized                  15,268
   On all other income                           67,228
                                             -----------
      Total income tax expense                   82,496

Net income                                  $   218,310
                                            ============

Average shares outstanding - diluted             63,393
Net income, per share - diluted             $      3.44
Net income - return on equity                      14.6%
Operating income*                           $   189,956
Operating income - earnings per share*      $      3.00
Operating income - return on equity*               14.7%

Effective tax rate on investment income            25.7%

KEY PROPERTY AND CASUALTY RATIOS                   GAAP   Statutory
---------------------------------------          -------  ---------
Losses                                             51.7%     51.7%
Loss adjustment expenses                           11.0%     11.0%
Underwriting expenses                              31.0%     31.8%
                                                 -------    -------
      Combined ratio                               93.7%     94.5%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $    16,328
Investment losses realized, net                    (167)
Agent relationships asset expenses               12,807
Corporate expenses                               27,795


*Management of the Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated
July 30, 2007 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity, respectively.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
PROPERTY AND CASUALTY INSURANCE DATA (in thousands, except ratio data) SECOND QUARTER, 2007
(Data Unaudited)


                                                   THREE MONTHS ENDED JUNE 30,
                                        ------------------------------------------------
                                                  2007                     2006
OPERATING SEGMENTS and                  -----------------------  -----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio      Earned        Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    200,440     90.0%   $    206,462    102.4%
   Workers' compensation                       30,403    146.7%         34,877    116.7%
   Commercial auto                             56,231     83.4%         56,536     92.4%
   General liability                           24,468     71.0%         24,002     93.7%
   CMP, fire and inland marine                 89,338     80.0%         91,047    105.3%

Specialty Lines                                34,288     95.5%         35,860    102.0%
   Commercial umbrella/other                   19,892    108.5%         22,732    121.5%
   Fidelity and surety                         14,396     77.5%         13,128     68.9%

Personal Lines                                104,545     92.8%        113,177     92.5%
   Personal auto incl. personal umbrella       61,040     94.6%         66,333     92.6%
   Personal property                           43,505     90.1%         46,844     92.5%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    339,273     91.4%   $    355,499     99.2%


                                         Net Premiums  Combined   Net Premiums  Combined
STATUTORY BASIS:                            Written      Ratio       Written      Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    217,531     88.8%   $    223,926    102.3%
   Workers' compensation                       30,381    145.2%         37,562    115.8%
   Commercial auto                             67,593     82.9%         61,535     92.4%
   General liability                           26,698     69.2%         27,549     93.0%
   CMP, fire and inland marine                 92,859     78.6%         97,280    105.6%

Specialty Lines                                34,319     97.2%         37,348    102.1%
   Commercial umbrella/other                   17,668    111.7%         21,861    121.6%
   Fidelity and surety                         16,651     73.2%         15,487     65.1%

Personal Lines                                105,613     93.6%        111,569     95.2%
   Personal auto incl. personal umbrella       60,235     95.9%         64,513     97.3%
   Personal property                           45,378     90.3%         47,056     92.4%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    357,463     91.2%   $    372,843    100.1%


                                                    SIX MONTHS ENDED JUNE 30,
                                        -----------------------------------------------
                                                  2007                     2006
OPERATING SEGMENTS and                  -----------------------   ----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio       Earned       Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    405,801     92.2%   $    411,102    102.1%
   Workers' compensation                       63,450    140.8%         68,869    128.8%
   Commercial auto                            112,295     90.9%        113,406     88.8%
   General liability                           49,301     74.5%         47,577    109.2%
   CMP, fire and inland marine                180,755     80.9%        181,250     97.5%

Specialty Lines                                70,983     79.0%         73,123     88.3%
   Commercial umbrella/other                   42,507     83.2%         46,925     98.5%
   Fidelity and surety                         28,476     72.5%         26,198     70.3%

Personal Lines                                212,132     90.3%        228,935     90.9%
   Personal auto incl. personal umbrella      124,327     93.8%        134,416     95.5%
   Personal property                           87,805     85.4%         94,519     84.3%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    688,916     90.3%   $    713,160     97.0%


                                         Net Premiums  Combined   Net Premiums  Combined
STATUTORY BASIS:                           Written       Ratio       Written      Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                         $    426,928     92.2%   $    436,288    101.8%
   Workers' compensation                       62,188    140.8%         73,363    127.8%
   Commercial auto                            129,704     91.3%        120,572     88.7%
   General liability                           51,687     73.7%         52,463    108.2%
   CMP, fire and inland marine                183,349     80.8%        189,890     98.4%


Specialty Lines                                68,911     81.5%         73,132     88.5%
   Commercial umbrella/other                   37,749     86.9%         43,908     98.7%
   Fidelity and surety                         31,162     69.7%         29,224     67.0%

Personal Lines                                206,901     91.7%        217,491     91.8%
   Personal auto incl. personal umbrella      124,599     95.1%        131,370     95.8%
   Personal property                           82,302     87.1%         86,121     86.0%
                                          ------------   ------    ------------   ------
     Total All Lines                     $    702,740     91.0%   $    726,911     97.2%


                                                 YEAR 2006
OPERATING SEGMENTS and                   ----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio
--------------------------               ------------  --------
Commercial Lines                         $    827,868     98.0%
   Workers' compensation                      137,247    126.6%
   Commercial auto                            226,113     89.2%
   General liability                           99,130    103.2%
   CMP, fire and inland marine                365,378     90.6%

Specialty Lines                               147,396     76.5%
   Commercial umbrella/other                   92,957     78.8%
   Fidelity and surety                         54,439     72.8%

Personal Lines                                448,718     91.8%
   Personal auto incl. personal umbrella      263,425     97.4%
   Personal property                          185,293     83.8%
                                          ------------   ------
     Total All Lines                     $  1,423,982     93.7%


                                         Net Premiums  Combined
STATUTORY BASIS:                           Written       Ratio
--------------------------               ------------  --------
Commercial Lines                         $    829,707     98.7%
   Workers' compensation                      137,490    127.0%
   Commercial auto                            223,422     89.5%
   General liability                          101,079    103.8%
   CMP, fire and inland marine                367,716     92.1%

Specialty Lines                          $    145,269     78.2%
   Commercial umbrella/other                   85,583     80.9%
   Fidelity and surety                         59,686     70.4%

Personal Lines                           $    437,181     92.4%
   Personal auto incl. personal umbrella      259,582     98.0%
   Personal property                          177,599     84.6%
                                          ------------   ------
     Total All Lines                     $  1,412,157     94.5%

OHIO CASUALTY CORPORATION & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET DATA AND RELATED
INFORMATION (in thousands, except share and per share data)
SECOND QUARTER, 2007
(2007 Data Unaudited)


                                          June 30,      December 31,
                                            2007            2006
Assets                                    ---------     ------------
Investments:
  U.S. government fixed maturities       $    24,657     $    25,004
  Tax exempt fixed maturities              1,442,696       1,408,275
  Taxable fixed maturities:
    Available-for-sale, at fair value      2,032,918       2,078,977
    Held-to-maturity, at amortized cost      226,723         235,831
                                         ------------    ------------
       Total fixed maturities              3,726,994       3,748,087

  Equity securities, at fair value           486,557         458,517
                                         ------------    ------------
       Total investments                   4,213,551       4,206,604

Cash and cash equivalents                     39,021          45,549
Premiums and other receivables, net of
  allowance for bad debts of $1,305 and
  $1,500, respectively                       331,045         316,041
Deferred policy acquisition costs            154,860         150,211
Property and equipment, net of
  accumulated depreciation of $179,886
  and $183,041, respectively                  82,796          80,531
Reinsurance recoverable, net of allowance
  of $3,690                                  618,964         633,842
Agent relationships, net of accumulated
  amortization of $50,192 and $48,422,
  respectively                                91,962          96,919
Interest and dividends due or accrued         50,587          51,181
Deferred tax asset                            22,260               -
Other assets                                  99,958         117,684
                                         ------------    ------------
       Total assets                      $ 5,705,004     $ 5,698,562
                                         ============    ============

Shares outstanding                        60,030,818      60,322,692
Book value per share                          $27.00          $25.79
Unrealized gain component of
  book value per share*                        $2.56           $3.12


                                           June 30,     December 31,
                                             2007          2006
Liabilities                               ---------     ------------
Insurance reserves:
  Losses                                 $ 2,385,309     $ 2,390,457
  Loss adjustment expenses                   520,378         521,879
  Unearned premiums                          673,684         662,974
Debt                                         199,389         199,570
Reinsurance treaty funds held                106,225         117,564
Deferred tax liability                             -           7,246
Other liabilities                            199,510         243,072
                                         ------------    ------------
       Total liabilities                   4,084,495       4,142,762


Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Additional paid-in capital                    32,155          25,428
Accumulated other comprehensive income       159,517         194,121
Retained earnings                          1,663,599       1,559,474
Treasury stock, at cost:
  (Shares: 12,387,526; 12,095,652)          (243,814)       (232,275)
                                         ------------    ------------
      Total shareholders' equity           1,620,509       1,555,800
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,705,004     $ 5,698,562
                                         ============    ============

Statutory Insurance Reserves
   Losses                                $ 1,845,783     $ 1,849,179
   Loss adjustment expense                   475,066         473,753
   Unearned premiums                         647,580         633,755

Other Statutory Data
   Statutory policyholders' surplus      $ 1,111,379     $ 1,082,718
   Ratio of net premiums written to
     surplus                              1.3 to 1.0      1.3 to 1.0

*The unrealized gain component of book value per share excludes $6.9 million and $7.8 million at June 30, 2007 and December 31, 2006, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(in thousands, except ratios and accident year data)
SECOND QUARTER, 2007
(Data Unaudited)


                                           THREE MONTHS ENDED JUNE 30,  SIX MONTHS ENDED JUNE 30,
                                           --------------------------  --------------------------
                                                2007         2006           2007         2006
                                             ----------   ----------     ----------   ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  226,479   $  229,909     $  441,700   $  447,960
     Specialty Lines                            47,364       51,084         93,009       98,579
     Personal Lines                            109,173      113,028        211,762      220,223
                                             ----------   ----------     ----------   ----------
          Total                                383,016      394,021        746,471      766,762

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $   43,927   $   44,815     $   80,693   $   87,307
     Commercial umbrella/other                   4,848        7,399         10,965       14,844
     Personal Lines                              9,385       10,156         18,843       19,104

Policy Retention Ratio
-----------------------------------
     Commercial Lines                               -            -            78.0%        78.9%
     Specialty Lines                                -            -            71.2%        72.9%
     Personal Lines                                 -            -            85.4%        84.0%

Average Renewal Price Change
------------------------------
     Commercial Lines                             -1.3%         3.1%          -1.0%         1.7%
     Commercial umbrella/other                     2.1%         0.2%           2.6%         0.8%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              1.9%         3.7%           1.5%         2.3%
     Specialty Lines                               0.0%        -0.2%           0.0%        -0.1%
     Personal Lines                                3.0%         7.6%           2.9%         4.5%
          Total All Lines                          2.0%         4.5%           1.8%         2.8%

Prior Accident Year Loss & LAE by Segment (GAAP Basis)
------------------------------------------------------
(Favorable)/Unfavorable
     Commercial Lines                       $    (29.6)  $     (2.3)    $    (45.9)  $     (1.8)
     Specialty Lines                              (2.3)        (1.4)         (14.8)       (11.2)
     Personal Lines                               (9.5)        (7.1)         (18.4)       (10.7)
                                             ----------   ----------     ----------   ----------
          Total All Lines Accident Year
           Development                           (41.4)       (10.8)         (79.1)       (23.7)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
(Favorable)/Unfavorable
     Accident Year 2006                     $    (19.2)  $        -     $    (24.4)  $        -
     Accident Year 2005                          (18.3)        (1.7)         (30.4)        (4.5)
     Accident Year 2004 and Prior                 (3.9)        (9.1)         (24.3)       (19.2)
                                             ----------   ----------     ----------   ----------
          Total Accident Year Development        (41.4)       (10.8)         (79.1)       (23.7)


                                             YEAR 2006
                                             ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  852,109
     Specialty Lines                           194,934
     Personal Lines                            443,181
                                             ----------
          Total                              1,490,224

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $  157,319
     Commercial umbrella/other                  28,891
     Personal Lines                             39,929

Policy Retention Ratio
-----------------------------------
     Commercial Lines                             78.6%
     Specialty Lines                              73.1%
     Personal Lines                               84.4%

Average Renewal Price Change
------------------------------
     Commercial Lines                             -0.3%
     Commercial umbrella/other                     1.4%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              1.6%
     Specialty Lines                               0.0%
     Personal Lines                                4.3%
          Total All Lines                          2.3%

Prior Accident Year Loss & LAE by Segment (GAAP Basis)
-----------------------------------------------------
(Favorable)/Unfavorable
     Commercial Lines                       $     (7.4)
     Specialty Lines                             (31.8)
     Personal Lines                              (13.0)
                                             ----------
          Total All Lines Accident Year
           Development                           (52.2)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
(Favorable)/Unfavorable
     Accident Year 2006                     $        -
     Accident Year 2005                          (21.2)
     Accident Year 2004 and Prior                (31.0)
                                             ----------
          Total Accident Year Development        (52.2)